UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): April 10, 2025

XWELL, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-9595

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report on Form 8-K, XWELL, Inc. (the “Company”) held a special meeting of stockholders on April 10, 2025 (the “Special Meeting”), at which Special Meeting the Company’s stockholders approved an amendment (the “Incentive Plan Amendment”) to the XWELL, Inc. 2020 Equity Incentive Plan (the “Incentive Plan”) to (i) increase the aggregate number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), available for the grant of awards under the Incentive Plan by 2,500,000, to a total of 3,125,000 shares of Common Stock and (ii) increase the maximum number of shares of Common Stock subject to awards granted during a single fiscal year to any director who is not an employee or consultant during the fiscal year to $750,000.

For more information about the Incentive Plan Amendment, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 28, 2025 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the Incentive Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 10, 2025, the Company held the Special Meeting. At the Special Meeting, the Company’s stockholders voted on the five proposals described below.

As of the record date for the Special Meeting, there were (i) 5,261,024 shares of Common Stock outstanding and entitled to vote on each matter presented for vote at the Special Meeting and (ii) 4,000 shares of Series G Convertible Preferred Stock, par value $0.01 per share (the “Series G Preferred Stock”), outstanding and pursuant to the terms of the Series G Preferred Stock as set forth in the certificate of designations for the Series G Preferred Stock (and subject to certain beneficial ownership limitations applicable to certain holders of Series G Preferred Stock as set forth therein, entitled to 262,525 votes on an as-converted basis) entitled to vote on each matter presented for vote at the Special Meeting, except for Proposal 1, which such holders were not entitled to vote the shares of Series G Preferred Stock on. At the Special Meeting, 3,251,366 of the total outstanding shares of common stock were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal 1: The issuance, for purposes of complying with Nasdaq Listing Rule 5635(d), of shares of our Common Stock underlying shares of Series G Preferred Stock, Series A warrants (the “Series A Warrants”) and Series B warrants (the “Series B Warrants,” and together with the Series A Warrants, the “Warrants”) issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated as of January 14, 2025, by and among the Company and the investors named therein, in an amount equal to or in excess of 20% of the Company’s Common Stock outstanding immediately prior to the issuance of such Series G Preferred Stock and Warrants (including any amortization and/or dividend make-whole payments made to the holders of the Series G Preferred Stock in the form of issuance of shares of Common Stock pursuant to certain provisions applicable to such Series G Preferred Stock and Warrants in accordance with their terms) (“Proposal 1”), was authorized, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
1,329,306	328,079	16,562	1,577,419

Proposal 2: The amendment to the Company’s Amended and Restated Certificate of Incorporation to classify the board of directors into two classes, with the directors in each class to serve staggered two-year terms was not approved, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
1,287,324	530,101	25,302	1,408,639

Proposal 3: The amendment to the Incentive Plan to (i) increase the aggregate number of shares of Common Stock available for the grant of awards under the Incentive Plan by 2,500,000, to a total of 3,125,000 shares of Common Stock and (ii) increase the maximum number of shares of Common Stock subject to awards granted during a single fiscal year to any director who is not an employee or consultant during the fiscal year to $750,000 was approved, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
1,176,805	664,487	1,435	1,408,639

Proposal 4: The appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was ratified, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
2,918,213	295,029	38,124	-

Proposal 5: The proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the proposals presented at the Special Meeting, was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
2,608,627	605,781	36,958	-

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment to the XWELL, Inc. 2020 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XWELL, Inc.

Date: April 11, 2025	By:	/s/ Ezra T. Ernst
	Name:	Ezra T. Ernst
	Title:	President and Chief Executive Officer